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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of Earliest Event Reported): September 14, 2005

                             CHINA BAK BATTERY, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                        000-49712                88-0442833
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


           BAK Industrial Park                                       518119
   No. 1 BAK Street, Longgang District                             (Zip Code)
                Shenzhen
        Peoples Republic of China
(Address of Principal Executive Offices)

     Registrant's Telephone Number, Including Area Code: (86-755) 8977-0093
                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 14, 2005, China BAK Battery, Inc.(the "Company") entered into a securities purchase agreement for the sale of approximately $43 million of its common stock to certain accredited investors. The Company will sell approximately 7.9 million shares of common stock to the investors for $5.50 per share. The offering is expected to close by September 16, 2005. A copy of the form of securities purchase agreement entered into with the investors is attached to this report as Exhibit 10.1. At closing, the Company will also enter into a registration rights agreement with the investors that grants each of the investors certain rights with respect to the registration of the resale of the shares of common stock. A copy of the form of registration rights agreement to be entered into with the investors at closing is attached to this report as
Exhibit 10.2.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On September 14, 2005, the Company entered into a securities purchase agreement for the sale of approximately $43 million of its common stock to certain accredited investors. The Company will sell approximately 7.9 million shares of common stock to the investors for $5.50 per share. The offering is expected to close by September 16, 2005. The common stock to be sold to the investors has not been registered under the Securities Act of 1933, as amended, pursuant to the private placement exemption available for such issuances under
Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder and may not be offered for sale absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

         The   aggregate   proceeds  from  the  sale  of  the  common  stock  of
approximately $43 million, after payment of offering expenses, will be used to purchase equipment and for working capital.

         A copy of the press release announcing entering into this agreement is attached as Exhibit 99.1 to this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

EXHIBIT NO.      DESCRIPTION
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10.1              Form of  Securities  Purchase  Agreement  dated  September 14,
                  2005, by and among China BAK Battery, Inc. and the investors signatory thereto.

10.2 Form of Registration Rights Agreement to be executed by and among China BAK Battery, Inc. and the investors signatory thereto.

99.1              Press release dated September 14, 2005.





















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHINA BAK BATTERY, INC.


         Date:  September 15, 2005          By:      /s/ Yongbin Han
                                               ---------------------------------
                                                    Yongbin Han
                                                    Chief Financial Officer





















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